Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on December 14, 2007.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available at www.fanniemae.com:

Proxy Statement / 2006 Annual Report to Shareholders

You can also view these materials at www.investorEconnect.com with the 12 Digit Control number (located on the following page).

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below on or before December 1, 2007.
Shareholders may request paper copies of the proxy materials for the 2007 Annual Meeting of Shareholders or for all meetings.

To request material: **Internet:** www.investorEconnect.com **Telephone:** 1-800-579-1639 ****Email:** sendmaterial@investorEconnect.com

If requesting material by e-mail please send a blank e-mail with the **12 Digit Control number (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

BARCODE

FannieMae
Mailstop: 1H-2S/05
3900 Wisconsin Avenue NW
Washington, DC 20016-2892

1-BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXXX40
2-FINANCIAL SOLUTIONSXXXXXXXXXXXXXXXXXXXX40
3-ATTENTION:XXXXXXXXXXXXXXXXXXXXXXXXXXXX40
4-TEST PRINT
5-51 MERCEDES WAY
6-EDGEWOOD,
7-NY
8-11717

1 OF 2
12
15

FANNIE MAE

2007 Annual Meeting of Shareholders

December 14, 2007

R1FAN1

P99999-010
12
15
\# OF #

PAGE A (OF DUPLEX A/B)

Meeting Date, Time and Location

The Fannie Mae 2007 Annual Meeting of Shareholders
(For beneficial owners as of October 22, 2007)
To be held on December 14, 2007 at 10:00 A.M. (local time)
Location: Hilton Washington
1919 Connecticut Avenue, NW
Washington, DC 20009

How To Vote In Person

Should you choose to attend the meeting and vote these shares in person, you will need personal identification and, unless you are a record holder of common stock, evidence of your ownership of Fannie Mae common stock as of the close of business on the record date, October 22, 2007. Please check the proxy statement for requirements for meeting attendance.

See the next page for Voting Items and Instructions on How To Vote By Internet →

Meeting Directions

From points North:
Take **I-95 South** towards Washington
Merge onto **I-495 West**/Capital Beltway
Take exit 28B - New Hampshire Ave NE toward Takoma Park
Turn right on Park Road NW
Turn left on 14th Street NW
Turn right on Columbia Road NW
Turn right on California Street NW
Turn left on Connecticut Avenue NW
End at 1919 Connecticut Avenue NW

From points South:
Take **I-95 South** towards Washington
Take **I-395 North** via exit 170A-B/**I-495** Tysons Corner
Take **US-1 North** toward downtown
Go onto 14th Street
Turn left on K Street NW
Turn right on Connecticut Avenue NW
End at 1919 Connecticut Avenue NW

R1FAN2

P99999-010
12
15
OF

PAGE B (OF DUPLEX A/B)

Voting Items

The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

1. Proposal to elect 12 directors

01) Stephen B. Ashley	07) Daniel H. Mudd
02) Dennis R. Beresford	08) Leslie Rahl
03) Louis J. Freeh	09) John C. Sites, Jr.
04) Brenda J. Gaines	10) Greg C. Smith
05) Karen N. Horn, Ph.D.	11) H. Patrick Swygert
06) Bridget A. Macaskill	12) John K. Wulff

2. Proposal to ratify the selection of Deloitte & Touche LLP as independent registered public accounting firm for 2007.

3. Proposal to approve an amendment to the Fannie Mae Stock Compensation Plan of 2003.

The Board of Directors recommends a vote AGAINST Proposals 4 and 5.

4. Proposal to require shareholder advisory vote on executive compensation.

5. Proposal to authorize cumulative voting.

How To Vote By Internet

To vote *now* by Internet, go to **WWW.PROXYVOTE.COM.**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on December 13, 2007. Have your notice in hand when you access the web site and follow the instructions. No personal information other than the 12 Digit Control number (located to the right) is necessary to execute a proxy.

R1FAN3

CONTROL # → 0000 0000 0000

BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXXXX-40
FINANCIAL SOLUTIONS
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

BARCODE

Acct #XXXXXXXXXXXX
SHARESXXXXXXXXXXX
Cusip
P99999-010
12
15
\# OF #

PAGE C (OF DUPLEX C/D)

0 2 0 0 0 0 0 0 0 0 0 0 9 9 9 9 9 9 9 9 9 9 9 9 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 Acct #XXXXXXXXXXXXX R1FAN4 SHARESXXXXXXXXXXX Cusip P99999-010 12 15 # OF #